UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 26, 2018

NOVELIS INC.
(Exact name of registrant as specified in its charter)

Canada	001-32312	98-0442987
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3560 Lenox Road, Suite 2000, Atlanta, Georgia		30326
(Address of principal executive offices)		(Zip Code)

(404) 760-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01    Entry into a Material Definitive Agreement.
On July 26, 2018, Novelis Inc., a corporation organized under the laws of Canada (the “Company”), Aleris Corporation, a Delaware corporation (the “Target”), Novelis Acquisitions LLC, a Delaware limited liability company and an indirect, wholly owned subsidiary of Company (“Merger Sub”), and OCM Opportunities ALS Holdings, L.P., a Delaware limited partnership, solely as representative for the stockholders, the optionholders and the RSU holders of the Target (“Stockholders Representative”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub shall be merged with and into the Target, on the terms and subject to the conditions set forth in the Merger Agreement (the “Merger”) at the effective time of the Merger (the “Effective Time”). The Target will continue as the surviving corporation in the merger and shall succeed to and assume all the rights and obligations of Merger Sub in accordance with the General Corporation Law and Limited Liability Company Act of the State of Delaware.
At the Effective Time, (i) each share of common stock of the Target, par value $0.01 per share (“Common Stock”), issued and outstanding as of the Effective Time (other than (x) shares of Common Stock owned by the Target or any of its subsidiaries immediately prior to the Effective Time and shares of Common Stock owned by the Company or any of its subsidiaries immediately prior to the Effective Time (the “Excluded Shares”), or (y) dissenting shares) shall automatically be cancelled and converted into the right to receive (A) the Per Share Merger Consideration (as defined hereafter), in cash and without interest, and (B) the payments, if any, of the Earn-out Consideration (as defined hereafter) and certain amounts (if any) released from the escrow account established to satisfy certain indemnification rights of the Company under the Merger Agreement, and (ii) each share of capital stock of Merger Sub shall be converted into and become one validly issued share of common stock of the surviving corporation and such shares shall constitute the only outstanding shares of capital stock of the surviving corporation as of the Effective Time.
Per Share Merger Consideration means an amount in cash equal to $775,000,000 (subject to customary purchase price adjustments) divided by the sum of (i) the number of shares of Common Stock issued and outstanding immediately prior to the Effective Time (excluding the Excluded Shares), plus (ii) the aggregate number of shares of Common Stock underlying options outstanding immediately prior to the Effective Time that have an exercise price that is less than the Per Share Merger Consideration, plus (iii) the aggregate number of shares of Common Stock represented by all RSUs (as defined below) outstanding immediately prior to the Effective Time, plus (iv) the aggregate number of shares of Common Stock actually issued upon conversion of any of the 6% Senior Subordinated Exchangeable Notes due 2020 issued by Aleris International, Inc. surrendered for conversion prior to the Effective Time.
The Earn-out Consideration equals 50% of the amount (if any) by which the Target’s actual commercial margin for its North American business segment for calendar years 2018, 2019 and 2020 exceeds the Target’s forecast commercial margin for its North American business segment for such periods. The Earn-out Consideration is subject to an aggregate cap of $50,000,000. The Earn-out Consideration is payable on an annual basis. In addition, up to EUR 8,541,000 ($10,000,000) of the Earn-out Consideration may be used to satisfy certain indemnification rights of the Company under the Merger Agreement.
Furthermore, at the Effective Time, in accordance with the Aleris Corporation 2010 Equity Incentive Plan, as amended (the “Equity Incentive Plan”), (i) each then outstanding option that has an exercise price that is less than the Per Share Merger Consideration shall be cancelled and converted into the right to receive a portion of the merger consideration less the exercise price for such option, in cash and without interest, less required withholding taxes, in accordance with the terms of the Merger Agreement, subject to delivery by each option holder to the surviving corporation of an equity award surrender agreement, (ii) each then outstanding option that has an exercise price that is equal to or greater than the Per Share Merger Consideration shall be cancelled without any consideration being paid, and (iii) each then outstanding time-based vesting restricted stock unit award granted pursuant to the Equity Incentive Plan (each, an “RSU”) shall vest, be cancelled and converted into the right to receive a portion of the merger consideration multiplied by the number of shares of Common Stock covered by each RSU, in cash and without interest, less required withholding taxes, in accordance with the terms of the Merger Agreement, subject to each RSU holder’s delivery to the surviving corporation of an equity award surrender agreement.

The consummation of the Merger is subject to the satisfaction of certain closing conditions, including, but not limited to, (i) the representations and warranties of the parties being true and correct, except as permitted by the Merger Agreement, (ii) the parties’ performance in all material respects of their respective covenants and other obligations, and (iii) the expiration or termination of the applicable Hart-Scott-Rodino waiting period, the receipt of approvals under the Council Regulation (EC) No 139/2004 of 20 January 2004, the receipt of approval from the Committee on Foreign Investment in the United States (“CFIUS”), and the receipt of certain other foreign regulatory approvals. The Merger is not subject to a financing condition.
The Merger Agreement includes various representations, warranties and covenants of the parties customary for a transaction of this nature. All representations and warranties terminate as of the Effective Time and do not survive the Merger. Until the earlier of the termination of the Merger Agreement and the Effective Time, the Target has agreed, among other things, to operate its business in the ordinary course and has agreed to certain other operating covenants, as set forth more fully in the Merger Agreement.
The Target is subject to a “no-shop” restriction on its ability to solicit alternative acquisition proposals, and to provide information to and engage in discussions with third parties.
The Merger Agreement also provides that the Company will be required to pay the Target a termination fee of either (i) $150,000,000, in the event that the Company fails to consummate the closing when required pursuant to the terms of the Merger Agreement or if approvals under applicable antitrust laws of the United States or European Union are not obtained, or (ii) $25,000,000, in the event approval of CFIUS or approval under certain other applicable foreign antitrust laws is not obtained.
The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report and is hereby incorporated by reference herein.
The Merger Agreement has been included to provide you with information regarding its terms. The Merger Agreement contains representations and warranties that the parties thereto made to the other parties thereto as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between the parties to the Merger Agreement and may be subject to important qualifications and limitations agreed by the parties in connection with negotiating the terms of the contract or contained in confidential schedules and exhibits not filed with this Current Report. In addition, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to security holders or may have been used for the purpose of allocating risk among the parties rather than establishing matters as facts. For the foregoing reasons, the representations and warranties should not be relied upon as statements of factual information.

Item 7.01	Regulation FD Disclosure.
On July 26, 2018, the Company issued a press release announcing the execution of the Merger Agreement, which is filed as Exhibit 99.1 to this Current Report on Form 8-K. The Company’s investor presentation relating to this transaction is attached as Exhibit 99.2 to this Current Report on Form 8-K.
The information set forth in this Item 7.01 and the attached Exhibit 99.1 and Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

US-DOCS\102260893.5

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of July 26, 2018, among Novelis Inc., Novelis Acquisitions LLC, Aleris Corporation and OCM Opportunities ALS Holdings, L.P.
99.1	Press Release dated July 26, 2018.
99.2	Investor Presentation dated July 26, 2018.

*
Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby agrees to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

US-DOCS\102260893.5

Forward-Looking Statements
Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. The Company wishes to caution its investors that there are some known and unknown factors that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. The Company’s investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. All subsequent written and oral forward-looking statements by or concerning the Company are expressly qualified in their entirety by the cautionary statements above. The Company does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

US-DOCS\102260893.5

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
NOVELIS INC.
Date: July 26, 2018    By:    /s/ Leslie J. Parrette, Jr.
Name:     Leslie J. Parrette, Jr.
Title:    General Counsel, Corporate Secretary and Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of July 26, 2018, among Novelis Inc., Novelis Acquisitions LLC, Aleris Corporation and OCM Opportunities ALS Holdings, L.P.
99.1	Press Release dated July 26, 2018.
99.2	Investor Presentation dated July 26, 2018.

*
Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby agrees to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.